UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

Airbnb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39778	26-3051428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Brannan Street

San Francisco, California 94103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 728-0108

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ABNB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2025, Aristotle Balogh notified Airbnb, Inc. (the “Company”) that he will depart from his role as Chief Technology Officer of the Company in December 2025 and has agreed to remain at the Company through at least February 2026 to provide transition and other services in an advisory non-executive capacity. The Company thanks Mr. Balogh for his seven years of service to the Company and leadership as Chief Technology Officer.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding Mr. Balogh’s continued services to the Company. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “outlook,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results to differ materially from the results expressed or implied in this Current Report on Form 8-K, including the risks listed or described from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Investors are cautioned not to place undue reliance on these statements because they speak only as of the date they are made. Except as required by law, the Company assumes no obligation to update any of the statements made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBNB, INC.

Date: November 21, 2025	By:	/s/ Elinor Mertz
Elinor Mertz
Chief Financial Officer